Exhibit 21.1

List of Subsidiaries

ARCP AA Ravenswood WV, LLC, a Delaware limited liability company

ARCP AT Oklahoma City OK, LLC, a Delaware limited liability company

ARCP AZ Vandalia OH, LLC, a Delaware limited liability company

ARCP BK Midwest City OK, LLC, a Delaware limited liability company

ARCP DD Austell GA, LLC, a Delaware limited liability company

ARCP DG Ocala FL, LLC, a Delaware limited liability company

ARCP DG Redfield SD, LLC, a Delaware limited liability company

ARCP DG Sioux Falls SD, LLC, a Delaware limited liability company

ARCP DG Stacy MN, LLC, a Delaware limited liability company

ARCP DG Topeka (43rd) KS, LLC, a Delaware limited liability company

ARCP FD Centreville AL, LLC, a Delaware limited liability company

ARCP FD Danville VA, LLC, a Delaware limited liability company

ARCP FD Darby MT, LLC, a Delaware limited liability company

ARCP FD Denton NC, LLC, a Delaware limited liability company

ARCP FD Deridder LA, LLC, a Delaware limited liability company

ARCP FD Hampton AR, LLC, a Delaware limited liability company

ARCP FD Londonderry OH, LLC, a Delaware limited liability company

ARCP GW Oklahoma City OK, LLC, a Delaware limited liability company

ARCP ID Ames IA, LLC, a Delaware limited liability company

ARCP ID Bryan TX, LLC, a Delaware limited liability company

ARCP ID Denton TX, LLC, a Delaware limited liability company

ARCP ID Houston TX, LLC, a Delaware limited liability company

ARCP ID Streetsboro OH, LLC, a Delaware limited liability company

ARCP MF Fairview Park OH, LLC, a Delaware limited liability company

ARCP MT Enid OK, LLC, a Delaware limited liability company

ARCP MT Raleigh NC, LLC, a Delaware limited liability company

ARCP NB Conyers GA, LLC, a Delaware limited liability company

ARCP NT Hoover AL, LLC, a Delaware limited liability company

ARCP OFC Somerset KY, LLC, a Delaware limited liability company

ARCP PM McAllen TX, LLC, a Delaware limited liability company

ARCP QC Ulster NY, LLC, a Delaware limited liability company

ARCP RC Avondale AZ, LLC, a Delaware limited liability company

ARCP SH Larned KS, LLC, a Delaware limited liability company

ARCP SY Roanoke Rapids NC, LLC, a Delaware limited liability company

ARCP TC Decatur AL, LLC, a Delaware limited liability company

ARCP WE Mystic CT, LLC, a Delaware limited liability company

ARCP WG Coweta OK, LLC, a Delaware limited liability company

ARCP WG St. Louis MO, LLC, a Delaware limited liability company

Cole AA Macomb Township MI, LLC, a Delaware limited liability company

Cole AA Sedalia MO, LLC, a Delaware limited liability company

Cole CV Mansfield OH, LLC, a Delaware limited liability company

Cole CV Wisconsin Rapids WI, LLC, a Delaware limited liability company

Cole DG Gladwin MI, LLC, a Delaware limited liability company

Cole DG Independence (23rd St.) MO, LLC, a Delaware limited liability company

Cole DG Lexington MI, LLC, a Delaware limited liability company

Cole DG Sardis City AL, LLC, a Delaware limited liability company

Cole DG St. Joseph MO, LLC, a Delaware limited liability company

Cole FD Tatum NM, LLC, a Delaware limited liability company

Cole FE Elko NV, LLC, a Delaware limited liability company

Cole FE Norfolk NE, LLC, a Delaware limited liability company

Cole FE Spirit Lake IA, LLC, a Delaware limited liability company

Cole HC Baton Rouge (Foster) LA, LLC, a Delaware limited liability company

Cole HC Baton Rouge (Howell) LA, LLC, a Delaware limited liability company

Cole JO Roseville MI, LLC, a Delaware limited liability company

Cole KG Cedar Rapids IA, LLC, a Delaware limited liability company

Cole LO Fremont OH, LLC, a Delaware limited liability company

Cole MD Amarillo TX, LLC, a Delaware limited liability company

Cole MD Shawnee OK, LLC, a Delaware limited liability company

Cole MF Gadsden AL, LLC, a Delaware limited liability company

Cole MF Phoenix AZ, LLC, a Delaware limited liability company

Cole MT Algonac MI, LLC, a Delaware limited liability company

Cole MT Loudon TN, LLC, a Delaware limited liability company

Cole MT San Antonio TX, LLC, a Delaware limited liability company

Cole MT Woodbury MN, LLC, a Delaware limited liability company

Cole NG Prescott AZ, LLC, a Delaware limited liability company

Cole OR Fayetteville NC, LLC, a Delaware limited liability company

Cole PM Little Rock AR, LLC, a Delaware limited liability company

Cole SU Merritt Island FL, LLC, a Delaware limited liability company

Cole SW Douglasville GA, LLC, a Delaware limited liability company

Cole SW Lawrenceville GA, LLC, a Delaware limited liability company

Cole TJ Danville IL, LLC, a Delaware limited liability company

Cole TS Brunswick GA, LLC, a Delaware limited liability company

Cole WG Albuquerque (3400 Coors) NM, LLC, a Delaware limited liability company

ARCP ID Oklahoma City OK, LLC, a Delaware limited liability company

Cole CNAV Acquisitions, LLC, a Delaware limited liability company

Cole CV Erie PA, LLC, a Delaware limited liability company

Cole DG Berwick LA, LLC, a Delaware limited liability company

Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP, a Delaware limited partnership

CRI (Daily NAV), LLC, a Delaware limited liability company